UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 16, 2012, GMX Resources Inc. (the “Company”) held its 2012 annual meeting of stockholders in Oklahoma City, Oklahoma (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 250,000,000 shares (the “Certificate Amendment”). The Certificate Amendment had been previously approved, subject to stockholder approval, by the Company’s board of directors. Following its approval at the Annual Meeting, the Company filed the Amended Certificate of Incorporation with the Secretary of State of the State of Oklahoma on May 16, 2012. The Amended Certificate of Incorporation, effective May 16, 2012, is filed as Exhibit 3.1(c) hereto and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the stockholders (1) elected all of the Company’s nominees for director, (2) approved an amendment to the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of common stock from 100,000,000 to 250,000,000, (3) approved an advisory vote on executive compensation as disclosed in the Company’s proxy statement for the Annual Meeting and (4) ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012. At the Annual Meeting, a quorum of holders of the Company’s 9.25% Series B Convertible Preferred Stock (“Series B Preferred Stock”) was not met, and accordingly the proposed amendment to the Certificate of Designation of the Series B Preferred Stock to revise the definition of “Change of Ownership or Control” was not approved.

A total of 52,732,851 shares of the Company’s common stock and 1,295,155 shares of the Company’s Series B Preferred Stock were present at the meeting in person or by proxy, which represented approximately 77% and 41% of the outstanding shares of the Company’s common stock and Series B Preferred Stock, respectively, as of March 22, 2012, the record date for the Annual Meeting.

Proposal 1: Director nominees were elected at the Annual Meeting based on the following vote tabulation:

Name	For	Withhold	Broker Non-Votes
Ken L. Kenworthy, Jr.	19,131,503	2,098,663	31,502,685
T. J. Boismier	18,650,860	2,579,306	31,502,685
Thomas G. Casso	19,456,981	1,773,185	31,502,685
Michael G. Cook	18,675,669	2,554,497	31,502,685
Steven Craig	18,644,941	2,585,225	31,502,685
Ken L. Kenworthy, Sr.	18,145,807	3,084,359	31,502,685
J. David Lucke	18,778,096	2,452,070	31,502,685
Jon W. “Tucker” McHugh	19,344,665	1,885,501	31,502,685
Michael J. Rohleder	18,585,738	2,644,428	31,502,685

Proposal 2: The amendment to the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of common stock from 100,000,000 to 250,000,000 was approved as follows:

For	Against	Abstain	Broker Non-Votes
39,665,680	12,446,431	451,727	169,013

Proposal 3: The advisory vote on executive compensation as disclosed in the proxy statement was approved as follows:

For	Against	Abstain	Broker Non-Votes
13,638,437	7,122,983	468,746	31,502,685

Proposal 4: The ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for fiscal year 2012 was approved as follows:

For	Against	Abstain	Broker Non-Votes
48,062,207	2,796,078	1,874,566	0

Proposal 5: As noted above, a quorum of holders of the Series B Preferred Stock was not present in person or by proxy at the Annual Meeting, and accordingly the amendment to the Certificate of Designation of the Series B Preferred Stock to revise the definition of “Change of Ownership or Control” was not approved.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1(c)	Amended Certificate of Incorporation of GMX Resources Inc. dated May 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: May 16, 2012	By:	/s/ James A. Merrill
Name: James A. Merrill
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1(c)	Amended Certificate of Incorporation of GMX Resources Inc. dated May 16, 2012

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